UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 11, 2022
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1030 West Georgia Street, Suite 1830 Vancouver, British Columbia	V6E 2Y3
(Address of principal executive offices)	(Zip Code)

(604) 682-9775
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On October 11 2021, Uranium Energy Corp. (the “Company”) entered into a share purchase and sale agreement (the “Share Purchase and Sale Agreement”) with Rio Tinto Fer Et Titane Inc. (the “Vendor”), a Quebec corporation and wholly owned subsidiary of Rio Tinto plc, pursuant to which the Company will acquire from the Vendor all of the issued and outstanding shares of Roughrider Mineral Holdings Inc., a Saskatchewan corporation and wholly owned subsidiary of the Vendor, which, in turn, owns all of the issued and outstanding shares of Roughrider Mineral Assets Inc., also a Saskatchewan corporation, that holds certain mineral leases totaling approximately 598 hectares in northern Saskatchewan that is commonly referred to as the “Roughrider Project” located in the Athabasca Basin in Saskatchewan, Canada (the “Acquisition”).

The consideration for the proposed Acquisition totals $150 million comprised of (i) $80 million in cash plus (ii) 17,805,815 shares of common stock of the Company valued at $70 million based on the five-day VWAP of $3.9313 per share as of October 7, 2022.

The closing of the Acquisition is subject to certain conditions customary for an Acquisition of this nature, with closing expected to occur before month end.

The foregoing description of the Share Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by the Share Purchase and Sale Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro forma Financial Information

Not applicable.

(c)	Shell Company Transaction

Not applicable.

(d)	Exhibits

Exhibit	Description

10.1	Share Purchase and Sale Agreement between Rio Tinto Fer Et Titane Inc. and Uranium Energy Corp., dated October 11, 2022.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.

DATE: October 13, 2022.	By:	/s/ Pat Obara
Pat Obara, Secretary and
Chief Financial Officer